UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2009

HOME SYSTEM GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-49770	43-1954776
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Oceanic Industry Park
Sha Gang Highway, Gang Kou Town, Zhongshan City
Guangdong Province, P.R. China
(Address of principal executive offices)

347-624-5699 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2009, Messrs. Yongzheng Xiao and Jiang Zhang resigned as members of the Board of Directors (the “Board”) of Home System Group (the “Company”).  Messrs. Xiao and Zhang’s resignations were due to personal reasons and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On November 30, 2009, the Board appointed Mr. Weiqui Li, a director of the Company, as Chairman of the Board of the Company and Messrs. Yidong Xiao, Yiming Zhu and Huafeng Chen as directors of the Company effective immediately.  The Board has determined that Messrs. Xiao, Zhu and Chen are independent directors within the meaning set forth in the NYSE Amex rules, as currently in effect.  In connection with the appointment of the new directors to the Board, the Company has agreed to pay each of Messrs. Xiao and Chen $30,000 per year and to pay Mr. Zhu $50,000 per year.  In addition, the Company established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  Messrs. Xiao, Zhu and Chen were appointed to serve and replacing Messrs. Zhang and Li on the Audit Committee. Messrs. Xiao, Chen and Li were appointed to serve on the Compensation Committee.  Mr. Kinwai Cheung and Messrs. Xiao and Chen were appointed to serve and replacing Messrs. Zhang and Li on the Nominating and Corporate Governance Committee.  The charters for each of these committees are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, to this Form 8-K.  The Board has determined that all members of the Audit Committee are independent directors under the applicable rules and regulations of the Securities Exchange Act of 1934 (the “Exchange Act”) and each of them is able to read and understand fundamental financial statements.  The Board has determined that Mr. Yidong Xiao qualifies as an “audit committee financial expert” as defined in the Exchange Act and will act as the Chairman of the Audit Committee.  The biographical information regarding each of the new directors is listed below:

Mr. Huafeng Chen, 35, is a Chinese Certified Accountant-Medium Level.  He graduated from Hunan University with a degree in Accounting in July 1997.  Since September 2004, he has been the director of Internal Control department in China Nepstar Chain Drugstore Ltd., which is listed on NYSE.  He is in charge of the management of overall accounting operations and internal system set up over the financial system.  From June 2002 to February 2004, he was the director of Internal Control department and also the financial manager in accounting department in China Resources Vanguard Co., Ltd, where he provided leadership in internal control system and financial system management.  From April 2000 to May 2002, he was a project manager in Huatian Hotel Co., Ltd, where he oversaw projects’ cost management and analysis.

Mr. Yidong Xiao, 34, is a Chinese Certified Public Accountant and Certified Tax Agent.  He graduated from Hunan University with a degree in Accounting in July 1996.  Since November 2006, he has been the director of the audit department in Shenzhen Yuanfeng Co., Ltd., a public accounting firm, where he works as an auditor responsible for audits and verification of client companies’ financial statements.  Shenzhen Yuanfeng Co., Ltd. does not provide any services to Home System Group.  From November 2000 to November 2006, Mr. Xiao was a senior manager in accounting department of Hunan Yixin Chuanghui Co., Ltd.  From September 1997 to October 2000, he worked as a staff accountant in Guangzhou Xinda Industrial Co., Ltd., where he was in charge of general accounting.  From July 1996 to September 1997, he was an accountant in Hunan Hengyang Secondary Construction Engineering Company Limited.

Mr. Yiming Zhu, 47, is a Chinese Certified Accountant-Senior Level.  He graduated from Hangzhou Dianzi University with a degree in Economics in July, 1986 and in 1996, he received a Master degree in Construction Management from the same school.  Since 1988, he has been working in China Electronic Corporation (“CEC”).  CEC is the largest state-owned information technology company in China, with over 60 subsidiaries around the world.  In September 2008, he was appointed to be the President of Amoi Electronics Co., Ltd., one of the CEC’s subsidiaries, where he provides executive leadership for the company’s strategy and operations with full income responsibility.  From April 2007 to September 2008, he was the Vice President of Panda Electronics Group Co., Ltd, one of the subsidiaries of CEC, where he oversaw the company’s accounting department and streamlined the accounting and billing activities, improving efficiency and profitability.  From 1988 to 2007, Mr. Zhu worked in various financial roles of increasing responsibility with CEC.

A copy of the press release announcing the appointment of Messrs. Yidong Xiao, Yiming Zhu and Huafeng Chen is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

Item 8.01	Other Events.

On November 30, 2009, the Board adopted a charter for the governance of the Audit Committee of the Board.  The Committee is composed of directors from the Board who are “independent” of management of the Company as provided by applicable law and regulations.  The members of the Audit Committee are Messrs. Yidong Xiao, Yiming Zhu and Huafeng Chen. Mr. Xiao has been appointed as the Chairman of the Audit Committee.

On November 30, 2009, the Board adopted a charter for the creation and governance of the Compensation Committee of the Board.  The charter requires that at least two members must be “non-employee directors” and “outside directors” within the meaning of the Exchange Act and the Internal Revenue Code.  Employee directors are eligible to serve, in addition to the outside directors.  The Board selected two “independent and outside” directors from the Board to serve on the Compensation Committee.  Mr. Weiqiu Li will serve as the Chairman of the Compensation Committee and Messrs. Yidong Xiao and Huafeng Chen will serve as members of the Compensation Committee.

On November 30, 2009, the Board adopted a charter for the governance of the Nominating and Corporate Governance Committee of the Board.  Mr. Kinwai Cheung will serve as the Chairman of the Nominating and Corporate Governance Committee and Messrs. Yidong Xiao and Huafeng Chen will serve as members of the Nominating and Corporate Governance Committee.

On November 30, 2009, the Board also adopted a new Code of Conduct and Insider Trading policy for the Company’s officers, directors and employees.  The Home System Group Code of Conduct and Home System Group Statement of Policy on Insider Trading are attached hereto as Exhibits 99.5 and 99.6.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Charter of the Audit Committee
99.2	Charter of the Compensation Committee
99.3	Charter of the Nominating and Corporate Governance Committee
99.4	Home System Group Press Release dated December 1, 2009
99.5	Home System Group Code of Conduct
99.6	Home System Group Statement of Policy on Insider Trading

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME SYSTEM GROUP

Date: December 1, 2009	By:	/s/ Yu Lei
Yu Lei Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Charter of the Audit Committee
99.2	Charter of the Compensation Committee
99.3	Charter of the Nominating and Corporate Governance Committee
99.4	Home System Group Press Release dated December 1, 2009
99.5	Home System Group Code of Conduct
99.6	Home System Group Statement of Policy on Insider Trading